                                                                     Exhibit 1.4


                                     Quebec [LOGO]



                            CERTIFICATE OF AMENDMENT
                             COMPANIES ACT, PART IA
                               (R.S.Q. CHAP. C-38)




                           I hereby attest that


                           QUEBECOR MEDIA INC.


                           has amended its articles on DECEMBER 5, 2003, pursuant to Part IA of the Companies Act, as indicated in the attached articles of amendment.







FILED IN THE REGISTER ON DECEMBER 5, 2003
UNDER REGISTRATION NO. 1149501992

                                                                        [signed]
                                     Inspector General of Financial Institutions

[stamp of the
Inspector General of
Financial Institutions
Quebec]

E530I12M9910DA

Quebec [LOGO]
Inspector General of
Financial Institutions                             Form 5
                                                   ARTICLES OF AMENDMENT
                                                   Companies Act, R.S.Q. c. c-38
                                                   Part 1A

-------------------------------------------------------------------------------------------------------------
1   Company Name

         Quebecor Media Inc.
-------------------------------------------------------------------------------------------------------------


2   |_|  Petition submitted under section 123.140 ff. of the Companies Act

3   The articles of the Company are amended as follows:

The Common Shares of the Company's share capital are hereby consolidated on the basis of seventy (70)
issued and outstanding Common Shares prior to the consolidation for one (1) issued and outstanding
Common Share after consolidation, so that the 8,652,196,704 issued and outstanding Common Shares of the Company, as of the date hereof, are consolidated into 123,602,807 issued and outstanding Common
Shares of the Company.

-------------------------------------------------------------------------------------------------------------
4.   Date of coming into force if different from date   5.  Name of company (or designation no.) prior to
     of filing (see instructions)                           the amendment if different from that appearing
                                                            in box 1:
                         N/A                                                    N/A

-------------------------------------------------------------------------------------------------------------

If more space is required, provide an attachment in 2 copies.


Signature of the authorized director:   [signed]




---------------------------------------
For official use only:

Gouvernement du Quebec
        filed on
           December 5, 2003
Inspector General of
Financial Institutions
---------------------------------------